Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,840,378.55
Previously Paid Amount	0.00
Total Fee Amount	5,793.36
Total Offset Amount	0.00
Net Fee	$ 5,793.36